UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 6, 2005 (September 30, 2005)

VERILINK CORPORATION
 (Exact name of registrant as specified in charter)

Delaware	000-28562	94-2857548
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11551 E. ARAPAHOE RD., SUITE 150
CENTENNIAL, CO  80112-3833
 (Address of principal executive offices / Zip Code)

303.968.3000
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

           ☐  Written communications pursuant to Rule 425 under the Securities Act.
            ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
            ☐  Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.
            ☐  Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 3.02.     Unregistered Sales of Equity Securities

On September 30, 2005, Verilink Corporation (“Verilink”) issued two million (2,000,000) shares (the “Shares”) of its common stock to Zhone Technologies, Inc. (“Zhone”) as consideration for the acquisition (the “Acquisition”) by Verilink of Zhone’s ArcaDACS™ 100 Digital Access Cross-Connect System (DACS) and the Sechtor® 300 Multiservice Edge Concentrator product lines.

The Shares have not been registered under the Securities Act of 1933, as amended, or any state securities laws. The Shares were issued in a transaction not involving a public offering and Verilink relied on the exemption from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(2) thereof. In connection with the Acquisition, Verilink has agreed to file a registration statement for the resale of the Shares by November 30, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VERILINK CORPORATION
(Registrant)

Dated: October 6, 2005	By:	/s/ Timothy R. Anderson

Timothy R. Anderson
Chief Financial Officer

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